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                                  EXHIBIT 10ii.

          LOJACK CORPORATION RESTATED AND AMENDED STOCK INCENTIVE PLAN

1.      Purposes of Plan

        The Restated and Amended Stock Incentive Plan (the "Plan") is intended to promote the long-term interests of the Company and its shareholders by providing non-employee directors, consultants, officers and other employees of the Company with an additional incentive arising from capital stock ownership to promote the financial success of the Company. Those provisions of the Plan which make reference to Section 422 of the Code (as defined below) shall apply only to ISOs (as defined below).

2.      Definitions

        Unless otherwise required by the context, the following terms when used in the Plan shall have the meaning set forth in this Section 2:
        (a) "Affiliate": Any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b) "Agreement": An option agreement evidencing an Award (other than the grant of a Non-Employee Director Option) in such form as adopted by the Committee pursuant to the Plan.

        (c)     "Award": The grant of an Option under the Plan.

        (d) "Board of Directors" or "Board": The Board of Directors of the Company.

        (e)     "Change in Control": A "Change in Control" occurs if the Company
        (i) ceases operations; (ii) merges or consolidates with another entity and is not the surviving entity; (iii) sells or otherwise transfers substantially all of its operating assets; or (iv) if more than fifty percent (50%) of the capital stock of the Company is transferred in a single transaction or in a series of related transactions other than a public offering of stock of the Company.

        (f) "Code": The Internal Revenue Code of 1986, as amended from time to time.

        (g) "Committee": The Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors which meets the requirements set forth in Section 11(a) hereof.

        (h)     "Company": LoJack Corporation, a Massachusetts corporation.

        (i) "Effective Date": The date on which the Plan shall become effective as set forth in Section 12 hereof.

        (j) "Exchange Act": The Securities Exchange Act of 1934, together with all regulations and rules issued thereunder.

        (k) "Exercise Price": In the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option.

        (l) "Fair Market Value": As applied to a specific date, the closing price, if any, of the Company's Common Stock on such date as reported by the NASDAQ or such other exchange on which the Company's Common Stock may then be traded, or, if none, the fair market value shall be the closing price of the Company's Common Stock on the nearest date before the grant. The Fair Market Value determined by the Committee or the Board (in the case of a Non-Employee Director Option) in good faith in such manner shall be final binding and conclusive on all parties.

        (m) "ISO": An Option is intended to qualify as an "incentive stock option", as defined in Section 422 of the Code or any statutory provision that may replace such Section.

        (n) "Non-Employee Director Option": An NQSO granted to a non-employee director as set forth in Section 8 hereof.

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        (o)     "NQSO": An Option not intended to be an ISO and designated a
        Nonqualified Stock Option by the Committee and any Senior Management Option or Non-Employee Director Option.

        (p)     "Option": Any ISO or NQSO granted under the Plan.

        (q) "Original Plan": The LoJack Corporation Stock Incentive Plan adopted by the Board of Directors on May 10, 1989 and approved by the Company's shareholders on July 19, 1989, as amended by Amendment No. 1 adopted by the Board of Directors on January 24, 1992 and approved by the Company's shareholders on July 15, 1992.

        (r) "Participant": A non-employee director, consultant, officer or other key employee of the Company who has been granted an Award under the Plan.

        (s) "Plan": This LoJack Corporation Restated and Amended Stock Incentive Plan, as the same may be amended from time to time.

        (t) "Reporting Person": Such persons as are required to file reports under Section 16(a) of the Exchange Act.

        (u) "Senior Management Option": An NQSO granted to a person determined by the Committee to be a member of senior management and designated a Senior Management Option by the Committee.

        (v)     "SEC": The Securities and Exchange Commission.

        (w) "Shares": Shares of the Company's authorized but unissued or reacquired $.01 par value Common Stock, or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 4(b) hereof.

3.      Participation

        The class of persons eligible to receive Awards under the Plan shall be those officers, consultants and other employees of the Company as designated by the Committee from time to time and those non-employee directors eligible to receive Non-Employee Director Options under Section 8 hereof.

4.      Shares Subject to Plan

        (a)     Maximum Shares. Subject to adjustment by the operation of
        Section 4(b) hereof, the maximum number of Shares with respect to which Options may be granted under the Plan is 5,374,135 shares comprised of 310,000 shares available for Non-Employee Director Options and 5,064,135 shares available for the Award of other Options including Senior Management Options. The Shares with respect to which Options may be granted under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. An Award shall not be considered to have made under the Plan with respect to any Option to he extent that it terminates without being exercised, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

        (b) Adjustment of Shares and Price. In the event that the Shares are changed into or exchanged for a different kind or number of Shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, then the number of Shares subject to this Plan and to Awards granted hereunder and the purchase or Exercise Price for such Shares shall be equitably adjusted by the Committee to prevent the dilution or enlargement of Awards, and any new stock or securities into which the Shares are changed or for which they are exchanged shall be substituted for the Shares subject to this Plan and to Awards granted hereunder; provided, however that fractional Shares may be deleted from any such adjustment or substitution.

5.      General Terms and Conditions of Options

        (a) General Term. The Committee shall have full and complete authority and discretion except as set forth in Section 8 and as otherwise expressly limited by the Plan, to grant Options and to provide the terms and conditions (which need not be identical) among Participants thereof. In particular, the Committee shall prescribe the following terms and conditions with respect to any Options (other than Non-Employee Director Options):

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                (i)     the Exercise Price of any Option determined in
                accordance with Section 5(b) hereof.

                (ii) the number of Shares subject to and the expiration date of any Option, provided, however that no Option shall have a term in excess of ten years from the date of grant of the Option.

                (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option; provided that no Option shall be exercisable earlier than one year from the date of grant.

                (iv) the restrictions, if any to be placed upon such Option or upon Shares which may be issued upon exercise of such Option. The Committee may as a condition of granting any Option require that a Participant agree not to exercise thereafter one or more Options previously granted to such Participant.

                (v) provisions, if any, for automatic vesting of any Option upon a "Change in Control" of the Company.

        (b) Exercise Price. The Exercise Price of an ISO shall not be less than 100% (or with respect to any Participant owning more than 10% of the combined voting power of all classes of the Company's or an Affiliate's Stock, 110 %) of the Fair Market Value per Share on the date of the grant.

        Notwithstanding the foregoing, in no event shall the Exercise Price of an Option be less than the par value per Share.

6.      Exercise of Options and Rights

        (a)     General Exercise Rights. Except as provided in Section 6(c) or
        Section 9 hereof, an Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant and no such Option may be exercised unless at the time such Participant exercises such Option, such Participant is, and continuously since the grant of the Option has been, an employee of the Company. A leave of absence by an employee at the request or with the approval of the Company shall not be deemed an interruption or termination of employment, so long as the period of such leave does not exceed 180 days, or, if longer, so long as the Participant's right to re-employment with the Company is guaranteed by contract, applicable law, a vote of the Board of Directors or the Company's corporate policy in effect on the date such leave commences. An Option also shall contain such conditions upon exercise (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the SEC.

        (b) Notice of Exercise. An Option may not be exercised with respect to less than 25 Shares, unless the exercise relates to all Shares covered by the Option at the date of exercise. An Option shall be exercised by delivery of a written notice to the Company. Such notice shall state the election to exercise the Option and the number of whole Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option. In the case of an exercise of an Option such notice shall either: (a) be accompanied by payment of the full Exercise Price and all applicable withholding taxes, in which event the Company shall deliver any certificate(s) representing Shares which the Participant is entitled to receive as a result of the exercise as soon as practicable after the notice has been received; or
        (b) fix a date (not less than 5 nor more than 15 business days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes, against delivery by the Company of any certificate(s) representing Shares which the Participant is entitled to receive as a result of the exercise. Payment of such Exercise Price and withholding taxes shall be made as provided in Sections 6(d) and 10 hereof, respectively. In the event the Option shall be exercised by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

        (c) Special Situations. Except as provided below and in Sections 8 and 9 hereof or as otherwise determined by the Committee at the date of grant of an Option, upon termination of a Participant's employment with the Company (including but not limited to a termination for cause) the Option shall immediately terminate and shall no longer be exercisable.

                (i) in the case of termination as a result of retirement of the Participant, an Option shall remain exercisable by such Participant for three (3) years (three (3) months in the case of an ISO) after the date of termination (but in no event after the normal expiration date of such Option or Right) to the extent that

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                such Participant was entitled to exercise such Option at the date of such termination. For this purpose, "retirement" shall mean voluntary retirement under a retirement plan or program of the Company;

                (ii) in the case of termination as a result of death or disability of the Participant, an Option shall remain exercisable by such Participant (or in the case of death, by the persons to whom an Option is transferred by will or the laws of descent and distribution) for three (3) years (one (1) year in the case of an ISO) after the date of termination (but in no event after the normal expiration date of such Option or Right) to the extent that such Participant was entitled to exercise such Option at the date of such termination. For this purpose, "disability" shall have the meaning set forth in Section 22 (e)
                (3) of the Code;

                (iii) in the case of termination by the Company other than for cause, an Option shall remain exercisable for three months after the date of termination (but in no event after the normal expiration date of such Option or Right) to the extent that such Participant was entitled to exercise such Option at the date of such termination;

                (iv) in the case of an NQSO or a Senior Management Option, an Option shall remain exercisable until the normal expiration date of such Option or Right by a Participant who is a consultant or former consultant of the Company; and.

                (v) in the case of a Non-Employee Director Option, an Option shall remain exercisable until the normal expiration date of such Option or Right by a Participant who is a director or a former director of the Company whose service as a director was not terminated for cause.

                To the extent the Option is not exercised within the foregoing periods of time, the Option shall automatically terminate at the end of the applicable period of time. Notwithstanding the foregoing provisions, failure to exercise an ISO within the periods of time prescribed under Section 421 and 422 of the Code shall cause an ISO to cease to be treated as an "incentive stock option" for purposes of Section 421 of the Code.

        (d) Payment of Option Exercise Price. Upon the exercise of an Option, payment of the Exercise Price shall be made either (i) in cash (by a certified check, bank draft or money order), (ii) with the consent of the Committee (or the Board in the case of a Non-Employee Director Option) and subject to Section 6(e) hereof by delivering the Participant's duly executed promissory note and related documents, (iii) with the consent of the Committee (or the Board in the case of a Non-Employee Director Option) by delivering Shares already owned by the Participant which have been held for more than six months valued at Fair Market Value; provided that no Shares received upon exercise of that Option thereafter may be exchanged to pay the Option price for additional Shares within the following six months, or (iv) by a combination of the foregoing forms of payment.

        (e) Payment with Loan. The Committee (or the Board in the case of a Non-Employee Director Option) may in its sole discretion assist any Participant in the exercise of one or more Options granted to such Participant under the Plan by authorizing the extension of a loan to such Participant from the Company. Except as otherwise provided in this
        Section 6(e), the terms of any loan (including the interest rate and terms of repayment) shall be established by the Committee (or the Board in the case of a Non-Employee Director Option) in its sole discretion. The maximum amount of any loan shall not exceed 80% of the Exercise Price payable from the Shares being purchased. Any such loan by the Company shall be with full recourse against the Participant to whom the loan is granted, shall be secured in whole or in part by the Shares so purchased, and shall bear interest at a rate not less than the minimum interest rate required at the time of purchase of the Shares in order to avoid having imputed interest or original issue discount under Sections 483 or 1202 of the Code. In addition, any such loan by the Company shall become immediately due and payable in full, at the option of the Company, upon termination of the Participant's employment with or service to the Company for any reason or upon a sale of any Shares acquired with such loan to the extent of the cash and fair market value of any property received by the Participant in such sale. The Committee may make arrangements for the application of payroll deduction from compensation payable to the Participant to amounts owing to the Company under any such loan. Until any loan by the Company under this Section 6(e) is fully paid in cash, the Shares shall be pledged to the Company as security for such loan and the Company shall retain physical possession of the stock certificates evidencing the Shares so purchased together with a duly executed stock power for such Shares. No loan shall be made hereunder unless counsel for the Company shall be satisfied that the loan and the issuance of Shares funded thereby will be in compliance with all applicable federal, state and local laws.

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        (f)     Rights as a Shareholder. A Participant shall have no rights as a shareholder with the respect to any Shares issuable or exercise of any Option until the date of the issuance of a stock certificate to the Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4(b) hereof.

        (g) Effect of Merger, Etc. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company may in its discretion take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for ISO's shall meet the requirements of Section 424 of the Code; (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice; (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options; and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event; provided that notwithstanding anything to the contrary in this Section 6(g), any action taken by the Board of Directors hereunder shall be in compliance with Rule 16b-3 and the conditions thereof necessary to maintain qualification of the Plan under Rule 16b-3. In the case of any Option which by the terms of the grant thereof (or the agreement or instrument governing such grant) or pursuant to a decision by the Board of Directors under this Section 6(g) provides for such Option becoming fully exercisable upon a Change in Control or otherwise under this Section 6, such Option shall be deemed vested on the day immediately prior to the day on which such Change in Control occurs and Participants holding such Options shall be given prior written notice of such Change in Control sufficient to pen-nit them to exercise such Options.

7.      Special Provisions for ISOs

        Any provision of the Plan to the contrary notwithstanding, the following special provisions shall apply to all ISOs granted under the Plan:

                (i) the Option must be expressly designated as an ISO by the Committee and in the Agreement;

                (ii) no ISO shall be granted more than ten years from the effective date of the Original Plan and no ISO shall be exercisable more than ten years from the date such ISO is granted;

                (iii) the Exercise Price of any ISO shall not be less than the Fair Market Value per Share on the date such ISO is granted; provided, however, that with respect to an ISO granted to any individual who, at the time such ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate the Exercise Price of such ISO shall be at least 110 % of the Fair Market Value per Share at the date of grant;

                (iv) the aggregate Fair Market Value (determined as of the time any ISO is granted) of any Company stock with respect to which any ISOs granted to a Participant are exercisable for the first time by such Participant during any calendar year (under this Plan and all other. stock option plans of the Company and any predecessor) shall not exceed $100,000 as required under
                Section 422 of the Code. (To the extent the $100,000 limit is exceeded, the $100,000 in Options, measured as described above, granted earlier in time will be treated as ISO's); and

                (v) any other terms and conditions as may be required in order that the ISO qualifies as an "incentive stock option" under Section 422 of the Code or successor provision.

8.      Non-Employee Director Options

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        Non-employee directors may be granted Options under the Plan only pursuant to this Section 8. The grant of Non-Employee Director Option shall require no action by the Committee or the Board and shall occur as follows:

                (i) Each non-employee director elected or re-elected at the annual meeting of the Company's stockholders on July 20, 1994 (or at adjournment thereof) shall be granted, on the third business day after the date of such meeting, a Non-Employee Director Option to purchase 10,000 Shares (subject to Section 4(b)) to vest (if the director continues to serve as such) in two equal annual installments commencing on the date of the 1995 annual meeting of the Company's stockholders.

                (ii) Each non-employee director elected or re-elected at an annual stockholders meeting or a special meeting in lieu of an annual meeting, or who continues to serve after such meeting, shall be granted, on the third business day following the date of such meeting (an "Automatic Grant Date"), a Non-Employee Director Option to purchase 5,000 Shares (subject to Section 4(b)) to vest (if the director continues to serve as such) in two equal annual installments commencing on the date of the next annual meeting after the date of grant.

                (iii) Each non-employee director elected other than at an annual stockholders meeting shall be granted, on the third business day following the date of such election, a Non-Employee Director Option to purchase 1,250 Shares (subject to Section 4(b)) for each partial or complete fiscal quarter remaining in the period from one annual meeting to the next to vest (if the director continues to serve as such) in two equal annual installments commencing on the date of the next annual meeting after the date of grant.

                (iv) Non-Employee Director Options shall have an exercise price equal to the Fair Market Value of the Common Stock on the date of grant and a term of ten (10) years. Non-Employee Director Options which have not been exercised within such ten
                (10) year term shall expire at the end of such term.

                (v) Non-Employee Director Options shall become fully exercisable upon a "Change in Control."

                (vi) Except as provided in Section 9, Non-Employee Director Options shall be exercisable only by the Participant during his lifetime and shall be non-transferable by the Participant.

                (vii) All Non-employee Director Options granted pursuant to the Plan are subject to the restriction that one year must elapse from the date of grant of the option to the date of exercise.

        Non-Employee Director Options shall be generally administered by the Board of Directors. The manner of exercise and other terms governing Non-Employee Director Options shall be determined by the Board of Directors at the time of the grant thereof on such terms as shall not be inconsistent with this Section 8.

9.      Restrictions on Transfers; Government Regulations
        (a) Awards Generally Not Transferable. No Option nor any right or interest of a Participant under the Plan in any instrument evidencing any Option under the Plan may be assigned, encumbered, or transferred, except, (i) in the event of the death of a Participant, by will or the laws of descent and distribution, (ii) in the case of options other than ISO's, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, or (iii) in the case of Senior Management Options and Non-Employee Director Options, to the spouse or child of the Participant, or to a trust, family partnership or other like arrangement substantially all of the beneficial interest in which is held by the Participant, his spouse and his descendants.

        (b) Government Regulations. This Plan, the granting of Awards under this Plan and the issuance or transfer of Shares (and/or the payment of money) pursuant thereto are subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions or the Securities and Exchange Commission) which may, in the opinion of counsel to the Company, be necessary or advisable in connection therewith.

        Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no Shares shall be issued by the Company, nor cash payments made by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the company, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the

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        Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing or for quotation on any stock exchange or automated quotation system on which Shares may then be listed or quoted, and (ii) the completion and effectiveness of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

10.     Tax Withholding

        The Company shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Company deems necessary to satisfy any taxes required by law to be withheld at any time by reason of participation in the Plan, and the obligations of the Company under the Plan shall be conditional on payment of such taxes. The Participant may, prior to the due date of any taxes, pay such amounts to the Company in cash, or with the consent of the Committee, in Shares (which shall be valued at their Fair Market Value on the date of payment); provided, however, that notwithstanding the foregoing, in the case of a Reporting Person, no election to use Shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 under the Exchange Act. There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it determines that a tax is or will be required to be withheld in connection with the issuance or transfer or vesting of Shares under this Plan, the Company may, pursuant to such rules as a Committee may establish, reduce the number of such Shares so issued or transferred by Shares as the Company may deem appropriate in its sole discretion to accomplish such withholding or make such other arrangements as it deems satisfactory. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any Withholding obligation as may be required to satisfy applicable regulatory requirements including, without limitation, Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission.

11.     Administration of Plan

        (a) The Committee. Except as otherwise provided in Section 8 hereof, the Plan shall be administered by the Committee, which shall be comprised of three or more members of the Board of Directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission. In the absence of specific designation by the Board of Directors, the Committee shall consist of those members of the Board of Directors who, from time to time, shall be "disinterested persons, " as so defined.

        (b) Committee Action A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business and any determination or action may be taken at the meeting of a majority vote or may be taken without a meeting by a written resolution signed by all members of the Committee. All decisions and determinations of the Committee (or the Board, in case of Non-Employee Direction Options) shall be final, conclusive and binding upon all Participants and upon all other persons claiming any rights under the Plan with respect to any Options. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for willful misconduct in the performance of their duties.

        (c) Authority. In amplification of the Committee's power and duties, but not by way of limitation, the Committee shall have full authority and power, subject to Section 8 hereof to:

                (i) construe and interpret the provisions of the Plan and make rules and regulations for the administration of the Plan not inconsistent with the Plan;

                (ii) decide all questions of eligibility for Plan participation and for the grant of Awards;

                (iii) adopt forms of Agreements and other documents consistent with the Plan;

                (iv) engage agents to perform legal, accounting and other such professional services as it may deem proper for administering the Plan; and

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                (v)     take such other actions as may be reasonably required or
                appropriate to administer the Plan or to carry out the Committee activities contemplated by other sections of this Plan.

        (d) Indemnification. In addition to such other rights of indemnification as they may have as directors or as members Of the Committee, the Board of Directors and the members Of the Committee shall be indemnified by the Company against the reasonable expenses, including court costs and reasonable attorneys' fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except where such indemnification is expressly prohibited by applicable law.

12.     Effective Date

        The effective date of the Original Plan shall be May 10, 1989 (the date it was approved by the Board of Directors). The Effective Date of this LoJack Corporation Amended and Restated Plan shall be March 18, 1994 and with respect to certain clarifying amendments, June 3, 1994, subject to shareholder approval of the Plan within one year of that date. If the proposals to ratify the amendment and restatement of the Company's Plan are not approved by the shareholders within year of the Effective Date, the Original Plan, as previously adopted by the Board of Directors and ratified by the shareholders, will remain in full force and effect. No Awards to consultants or of Non-Employee Director Options under Section 8 hereof will be made prior to the receipt of shareholder approval of the Plan. Nothing contained in this Plan shall be deemed to limit or adversely amend or modify the terms of, or rights of Participants under, Options granted prior to the Effective Date in a manner which derogates from or otherwise diminishes the terms of, or rights under, such Options.

13.     Amendment and Termination

        (a)     The Plan

                (i) The Board of Directors may amend the Plan from time to time in its sole discretion; provided, however, that no such amendment shall, without the approval of the shareholders of the Company in accordance with the laws of the Commonwealth of Massachusetts and Section 422 of the Code and Rule 16b-3 under the Exchange Act: (A) change the class of persons eligible to receive Awards or otherwise materially modify the requirements as to eligibility for participation in the Plan; (B) increase the aggregate number of Shares with respect to which Awards may be made under the Plan; (C) materially increase the benefits accruing the Participants under the Plan; or (D) remove the administration of the Plan from the Committee or render any member of the Committee eligible to receive an Award (other than a Non-Employee Director Option) under the Plan while serving thereon. Any purported amendment in violation of these restrictions shall be void and of no effect. Furthermore, no amendment shall impair the rights of any Participant under any Award theretofore made under the Plan, without the Participant's consent.

                (ii) Termination. The Board of Directors may suspend or terminate the Plan at any time. Upon termination of the Plan, no additional Awards shall be granted under the Plan; provided, however, that the terms of the Plan shall continue in full force and effect with respect to outstanding and unexercised Options granted under the Plan and Shares issued under the Plan.

        (b) Awards. Subject to the terms and conditions and the limitations of the Plan, the Committee may in the exercise of its sole discretion modify, extend or renew the terms of outstanding Awards granted under the Plan, or accept the surrender of outstanding Awards (to the extent not theretofore exercised). Without limiting the generality of the foregoing, the Committee may in its discretion at any time accelerate the time in which any Option is exercisable, subject to compliance with the requirements of Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, impair any rights or obligations under any Awards theretofore granted under the Plan.

14.     Miscellaneous

        (a) Employment. Neither the establishment of the Plan nor any amendments thereto, nor the granting of any Award under the Plan, shall be construed as in any way modifying or affecting, or evidencing any intention or understanding with respect to, the terms of the employment of or service of any Participant with, or the nomination of any Participant to stand for election as a director by, the Company. No person shall have a right to be granted Awards or having been selected as a Participant for one Award, to be so selected again.

        (b) Multiple Awards. Subject to the terms and restrictions set forth in the Plan, a Participant may hold more than one Award.

        (c) Written Notice. As used herein, any notices required hereunder shall be in writing and shall be given on the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given; provided, however, that in the case of notices to Participants and their heirs, legatees and legal representatives, notice shall be effective upon delivery if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address of the person to whom notice is given. Written notice shall be given to the Committee and the Company at the following address of the person to whom notice is given. Written notice shall be given to the Committee and the Company at the following address or such other address as may be specified from time to time.
                                LoJack Corporation
                                333 Elm Street
                                Dedham, Massachusetts  02026
                                Attention:  Compensation Committee

        (d) Applicable Law; Severability. The Plan shall be governed by and construed in all respect in accordance with the laws of the Commonwealth of Massachusetts. If any provisions of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

        (e) Compliance with SEC Regulations. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, and any successor rule pursuant thereto. If any provision of this Plan is later found not to be in compliance with Rule 16b-3, the provision shall be deemed void. All Option grants to, and all exercises of Options by, Reporting Persons under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act.

[As restated February 28, 2001, incorporating changes adopted that date and changes made to section 4(a) by prior Amendments One, Two and Three.]

                                 PLAN AMENDMENT
                               LOJACK CORPORATION
                               AMENDMENT NO. 1 TO
                              RESTATED AND AMENDED
                              STOCK INCENTIVE PLAN

        On December 10, 2001, the Board of Directors of LoJack Corporation adopted Amendment No. 1 to the Restated and Amended Stock Incentive Plan as amended and restated February 28, 2001.

        As a result, Section 6(d) of the Plan hereby is deleted and the following language should be inserted:

                (d) Payment of Option Exercise Price. Upon the exercise of an Option, payment of the Exercise Price shall be made either (i) in cash (by a certified check, bank draft or money order), (ii) with the consent of the Committee (or the Board in the case of a Non-Employee Director Option) and subject to Section 6(e) hereof by delivering the Participant's duly executed promissory note and related documents, (iii) with the consent of the Committee (or the Board in the case of a Non-Employee Director Option) by delivering Shares already owned by the Participant which have been held for more than six months valued at Fair Market Value; provided that no Shares received upon exercise of that Option thereafter may be exchanged to pay the Option price for additional Shares within the following six months, or (iv) by a combination of the foregoing forms of payment.

        Except as set forth above, all of the terms and provisions of the Plan shall and do remain in full force and effect, all without change.

        Certified this 11th day of December, 2001.

                                                  /s/ Thomas A. Wooters
                                                  ----------------------
                                                  Thomas A. Wooters
                                                  Clerk

                                 PLAN AMENDMENT
                               LOJACK CORPORATION
                               AMENDMENT NO. 2 TO
                              RESTATED AND AMENDED
                              STOCK INCENTIVE PLAN

        On December 23, 2002, the Board of Directors of LoJack Corporation adopted Amendment No. 2 to the Restated and Amended Stock Incentive Plan as amended and restated February 28, 2001.

        As a result, Section 2(r) of the Plan ( the definition of "Participant") hereby is deleted and the following new Section 2(r) hereby is inserted:

                (r) "Participant": A non-employee director, consultant, officer or other key employee of the Company, or of an Affiliate of the Company which has adopted the Plan, who has been granted an Award under the Plan.

        Except as set forth above, all of the terms and provisions of the Plan shall and do remain in full force and effect, all without change.

        Certified this 23rd day of December, 2002.

                                                  /s/ Thomas A. Wooters
                                                  ----------------------
                                                  Thomas A. Wooters
                                                  Clerk